Joint Filer Information

NAME: GLG Partners Limited

ADDRESS:  c/o GLG Partners LP
          1 Curzon Street
          London W1J 5HB
          England

DESIGNATED FILER: GLG Partners LP

ISSUER AND TICKER SYMBOL: Bookham Inc. (BKHM)

DATE OF EVENT REQUIRING STATEMENT: December 8, 2005

SIGNATURE:

               By:  /S/ NOAM GOTTESMAN
                    ------------------
                    Name:  Noam Gottesman
                    Title: Managing Director



               By: /S/ VICTORIA PARRY
                   ------------------
                   Name:  Victoria Parry
                   Title: Senior Legal Counsel

                             Joint Filer Information

NAME: Noam Gottesman

ADDRESS:  c/o GLG Partners LP
          1 Curzon Street
          London W1J 5HB
          England

DESIGNATED FILER: GLG Partners LP

ISSUER AND TICKER SYMBOL: Bookham Inc. (BKHM)

DATE OF EVENT REQUIRING STATEMENT: December 8, 2005

SIGNATURE:     /S/ NOAM GOTTESMAN
               ------------------------
               NOAM GOTTESMAN

                             Joint Filer Information

NAME: Pierre Lagrange

ADDRESS:  c/o GLG Partners LP
          1 Curzon Street
          London W1J 5HB
          England

DESIGNATED FILER: GLG Partners LP

ISSUER AND TICKER SYMBOL: Bookham Inc. (BKHM)

DATE OF EVENT REQUIRING STATEMENT: December 8, 2005

SIGNATURE:     /S/ PIERRE LAGRANGE
               --------------------------
               PIERRE LAGRANGE

                             Joint Filer Information

NAME: Philippe Jabre

ADDRESS:  c/o GLG Partners LP
          1 Curzon Street
          London W1J 5HB
          England

DESIGNATED FILER: GLG Partners LP

ISSUER AND TICKER SYMBOL: Bookham Inc. (BKHM)

DATE OF EVENT REQUIRING STATEMENT: December 8, 2005

SIGNATURE:     /S/ PHILIPPE JABRE
               -------------------------
               PHILIPPE JABRE

                             Joint Filer Information

NAME: Emmanuel Roman

ADDRESS:  c/o GLG Partners LP
          1 Curzon Street
          London W1J 5HB
          England

DESIGNATED FILER: GLG Partners LP

ISSUER AND TICKER SYMBOL: Bookham Inc. (BKHM)

DATE OF EVENT REQUIRING STATEMENT: December 8, 2005

SIGNATURE:     /S/ EMMANUEL ROMAN
               -----------------------
               EMMANUEL ROMAN